UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2017
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MITEK SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

600 B. Street, Suite 100,  San Diego, California 92101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 269-6800

N/A

(Former name, or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

On March 10, 2017, Mitek Systems, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”).  As of January 13, 2017, the record date for the Annual Meeting, there were 33,274,299 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, a total of 28,658,961 shares of the Company’s common stock were represented in person or by proxy.  Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.  These proposals, each of which was approved by our stockholders at the Annual Meeting, are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on January 30, 2017 (the “Proxy Statement”).

1.

A proposal to elect the following seven directors to serve until the Company’s 2018 annual meeting of stockholders and until their respective successors have been elected and qualified: James B. DeBello, William K. “Bill” Aulet, Vinton P. Cunningham, James C. Hale, Bruce E. Hansen, Alex W. “Pete” Hart, and Kenneth D. Denman.

	For	Withheld	Broker Non-Votes
James B. DeBello	16,892,882	675,557	11,090,522
William K. “Bill” Aulet	16,807,297	761,142	11,090,522
Vinton P. Cunningham	16,922,677	645,762	11,090,522
James C. Hale	16,813,105	755,334	11,090,522
Bruce E. Hansen	17,030,727	537,712	11,090,522
Alex W. “Pete” Hart	16,880,456	687,983	11,090,522
Kenneth D. Denman	16,891,673	676,766	11,090,522

2.

A proposal to approve the amendment and restatement of the Company’s 2012 Stock Incentive Plan (the “2012 Plan”) to, among other things, (i) increase the number of shares of our common stock available for future grant under the plan from 6,000,000 to 9,500,000; and (ii) to designate 2,100,000 of such shares to be reserved for issuance pursuant to performance-based Senior Executive Long Term Incentive Restricted Stock Units (“Senior Executive Performance RSUs”), which will only vest if the Company meets a significant threshold level of stock price appreciation by the end of the performance period.

For	Against	Abstained	Broker Non-Votes
10,363,970	7,036,810	167,659	11,090,522

3.

A proposal to approve an amendment to the Company’s Director Restricted Stock Unit Plan to increase the number of shares of our common stock available for future grant under the plan from 1,000,0000 to 1,500,000.

For	Against	Abstained	Broker Non-Votes
10,456,318	6,904,570	207,551	11,090,522
4.	A proposal to ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.
For	Against	Abstained	Broker Non-Votes
27,144,159	1,119,122	395,680	0

5.	A proposal to approve on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement.

For	Against	Abstained	Broker Non-Votes
14,921,233	2,201,254	445,952	11,090,522
6.	A proposal to approve, on an advisory (non-binding) basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.

One Year	Two Year	Three Year	Abstain
8,395,915	661,426	8,189,129	321,969

Consistent with the greatest number of votes cast with respect to Proposal No. 6 above, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every year until the next advisory vote on the frequency of stockholder votes on the compensation payable to the Company’s named executive officers is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEK SYSTEMS, INC.

By:  /s/ Russell C. Clark

            Russell C. Clark
            Chief Financial Officer

Date:  March 16, 2017